EXHIBIT 99.13

                               Avocent Corporation
                               -------------------

    Frequently Asked Questions Following April 27, 2006 Conference Call with
                                   Investors

      Avocent Corporation's Proposed Acquisition of LANDesk Group Limited
      -------------------------------------------------------------------

1. Question: How did Avocent Corporation determine the purchase price paid for LANDesk?

     Answer: The price was negotiated by us with LANDesk and its major shareholders. We based our valuation primarily on multiples of past and projected revenues as well as expected future profit margins given that LANDesk has been in a high growth mode of operation. If LANDesk reaches its projected revenues of $112 million for 2006, we will pay out the full $60 million earn-out (see table below) and the purchase price will represent a multiple of 4.2 times the 2006 LANDesk revenues.

2. Question: What is the earn-out provision related to the LANDesk acquisition based on?

     Answer:

     -------------------------------------------------------------------------------------------------------
     2006 LANDesk Revenue Growth Rate Over 2005 LANDesk
     Revenue:                                                         Earn-out Consideration:
     -------------------------------------------------------------------------------------------------------
     Less than 20%                                      None
     -------------------------------------------------------------------------------------------------------
     Greater than 20% but less than 25%                 Pro-rated between $20 and $35 million
     -------------------------------------------------------------------------------------------------------
     Greater than 25% but less than 30%                 Pro-rated between $35 and $50 million
     -------------------------------------------------------------------------------------------------------
     Greater than 30% but less than 32.5%               Pro-rated between $50 and $60 million
     -------------------------------------------------------------------------------------------------------
     Greater than 32.5%                                 $60 million
     -------------------------------------------------------------------------------------------------------

     The 2006 revenue is to be determined in accordance with US GAAP applied on a basis consistent with previous years as set forth in LANDesk's revenue recognition policies agreed to by us and LANDesk.

3. Question: How did Avocent calculate the expected 2006 operational EPS accretion related to its proposed LANDesk acquisition?

     Answer: The following assumptions were used to calculate the potential 2006 operational EPS accretion:

     o    LANDesk forecast revenues, July through December 2006, $63.1 million

     o LANDesk forecast operational income (net of tax) July through December 2006, $9.9 million

     o    Avocent foregone investment income, $4.1 million

     o    Additional operating expenses, $500,000

     o Avocent income tax benefit from deducting purchase price amortization, $4.2 million

     o Additional weighted average shares issued at assumed share price of $31, outstanding for 6 months, 3.2 million shares

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

4.   Question: Please provide 2005 LANDesk quarterly revenues and EBITDA.

     Answer:

        ---------------------------------------------------------------------------------------------------------------
             Un-audited         Qtr 1 2005      Qtr 2 2005      Qtr 3 2005         Qtr 4 2005          Qtr 1 2006
         In 000's
        ---------------------------------------------------------------------------------------------------------------
        Revenue                   $17,643         $20,368         $20,959           $24,768             $22,096
        ---------------------------------------------------------------------------------------------------------------
        EBITDA                    $  (350)         $1,242          $1,971            $4,299              $1,055
        ---------------------------------------------------------------------------------------------------------------
        EBITDA margin                  (2)%             6%             9%                17%                  5%
        ---------------------------------------------------------------------------------------------------------------

5. Question: Is there a floor or collar to the equity component of the purchase price?

     Answer: There is a formula for the calculation of a floor price for our stock for purposes of calculating the equity component of our purchase price. The formula specifies that, after the issuance of all Avocent Common Stock to be issued by us and after the assumed exercise of all Avocent Options to be granted by us to holders of unvested LANDesk stock options, legacy Avocent shareholders must own at least 80.1% of all the outstanding shares of Avocent Common Stock following the closing. Based on the number of shares currently outstanding and the number of shares we presently expect to issue in connection with the LANDesk transaction, the floor price for our stock for purposes of this calculation is approximately $22.50.

Avocent Corporation's Acquisition of Cyclades Corporation
---------------------------------------------------------

1. Question: Please provide 2005 Cyclades quarterly revenues and annual operating margin.

     Answer: For the year ended December 31, 2005, Cyclades achieved an operating profit of $1.7 million or an operating margin of 3.6%. Revenues by quarter for 2005 are as follows:

        -------------------------------------------------------------------------------------------
             Un-audited         Qtr 1 2005      Qtr 2 2005      Qtr 3 2005         Qtr 4 2005
         In 000's
        -------------------------------------------------------------------------------------------
        Revenue                   $13,253         $13,545         $15,124           $18,058
        -------------------------------------------------------------------------------------------

2. Question: Please explain the timing and size of the Cyclades headcount reduction.

     Answer: We initiated a Reduction in Force related to the Cyclades acquisition early in the second quarter of 2006 and anticipate reducing our workforce by approximately 100 individuals over the next four quarters, with most of these occurring by the end of September 2006.

3. Question: How will future quarters be affected by severance costs and what is the affect of the salary savings?

     Answer: We anticipate severance cost accruals to be almost $1.0 million in Q2 2006, $600,000 in Q3 2006, and $100,000 in Q4 2006. We anticipate retention bonus costs to be approximately $650,000 over each of the remaining quarters of 2006. Somewhat offsetting these costs, will be the expected salary and benefit savings, which we expect to be $500,000 in Q2 2006, $800,000 in Q3 2006, and $1.0 million in Q4 2006. These savings exclude indirect costs foregone such as travel, training, office space, minor equipment, etc.

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

4.   Question: How much revenue did Cyclades have in Q1 2006?

     Answer: $15.6 million, of which Avocent recognized $1.5 million in our Q1 revenue. Cyclades Q1 was adversely impacted by the acquisition announcement and integration planning activities, as customers postponed purchasing decisions and the Cyclades sales force was distracted by the integration planning process.

Forward-Looking Statements
--------------------------

     This FAQ contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include (i) with respect to our proposed acquisition of LANDESK, statements regarding LANDesk's projected revenue, profit margins, and operational income for 2006, Avocent's investment income, operating expenses, tax benefits from purchase price amortization, and weighted average of shares, the expected closing of, and accretion related to, the proposed LANDesk acquisition, and the expected number of Avocent shares of Common Stock to be issued and the floor price for our stock in the LANDesk closing, and (ii) with respect to the Cyclades acquisition, statements regarding the expected headcount reduction, severance costs, retention bonus costs, and salary and benefits savings in the future from the Cyclades acquisition and the results of operations of the combined businesses. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including the risk that the LANDesk acquisition may not close, risks associated with the acquisition and subsequent integration of businesses and technologies, risks associated with general economic conditions, risks attributable to future product demand, sales, and expenses, risks associated with reliance on a limited number of customers, component suppliers, and single source components, risks associated with product design efforts and the introduction of new products and technologies, and risks associated with obtaining and protecting intellectual property rights. Other factors that could cause operating and financial results to differ are described in Avocent's annual report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2006. Other risks may be detailed from time to time in reports to be filed with the SEC. Avocent does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof.


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